SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Prepaid Expenses And Other Current Assets
Value-added tax receivable	$ 1,833	$ 1,614
Prepaid income taxes	5,092	4,476
Advances to suppliers	3,682	3,515
Prepaid expenses	508	485
Other current assets	1,166	1,390
Total	$ 12,281	$ 11,480